UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN INDEPENDENCE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERICAN INDEPENDENCE CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2007

Dear Stockholders:

We cordially invite you to attend the 2007 annual meeting of the stockholders of American Independence Corp. (“AMIC”). The meeting will take place in the offices of AMIC’s counsel, Paul, Hastings, Janofsky & Walker LLP, located in the Park Avenue Tower, 75 E. 55th Street, New York, NY 10022, on Friday, June 22, 2007 at 10:00 a.m. local time. We look forward to your attendance, either in person or by proxy.

The purpose of the meeting is to:

1. elect six directors, each for a term of one year;

2. ratify the appointment of KPMG LLP (“KPMG”) as AMIC’s independent registered public accounting firm for 2007; and

3. transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on April 27, 2007 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Adam C. Vandervoort
Secretary

April 30, 2007

HOW TO VOTE: Whether or not you plan to attend the meeting in person, please complete, date, sign and return the accompanying proxy card or voting instruction card and return it promptly in the enclosed return envelope. The enclosed envelope requires no additional postage if mailed in the United States. In the event you decide to attend the meeting in person, you may revoke this proxy and vote your shares at the meeting.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

2007 PROXY STATEMENT

i

ii

AMERICAN INDEPENDENCE CORP.
485 Madison Avenue, New York, NY 10022
212-355-4141
www.americanindependencecorp.com

2007 PROXY STATEMENT

AMIC’s Board of Directors (the “Board”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2007 Annual Meeting of Stockholders. The meeting will take place in the offices of AMIC’s counsel, Paul, Hastings, Janofsky & Walker LLP, located in the Park Avenue Tower, 75 E. 55th Street, New York, NY 10022, on Friday, June 22, 2007 at 10:00 a.m. local time. At the meeting, stockholders will vote on the election of six directors and the ratification of AMIC’s independent registered public accounting firm. Stockholders also will consider any other matters that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (by signing and returning the enclosed proxy card), you authorize Mr. Adam C. Vandervoort, AMIC’s Vice President, General Counsel and Secretary, and Ms. Teresa A. Herbert, AMIC’s Chief Financial Officer and Senior Vice President, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

AMIC’s Annual Report to Stockholders for the fiscal year ended December 31, 2006, which includes AMIC’s audited financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or about May 15, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

•	elect six directors, each for a term of one year; and

•	ratify the appointment of KPMG as AMIC’s independent registered public accounting firm.

Stockholders also will transact any other business that may properly come before the meeting. Members of AMIC’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is April 27, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is AMIC common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 8,457,890 shares of AMIC common stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank, brokerage firm or other nominee, it will nevertheless be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

If your shares are held in street name, you may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services, which offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your record holder and bring it with you to the meeting.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If your shares are held in street name, you must bring the indicated portion of your voting instruction card. Alternatively, you may bring other proof of ownership, such as your most recent brokerage account statement, which clearly shows your ownership of AMIC common stock as of the record date. In addition, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport.

Can I change my vote after I submit my proxy?

Yes, if you are a registered stockholder you may revoke your proxy and change your vote:

•	by submitting a valid, later-dated proxy card (the latest-dated, properly completed proxy that you submit will count as your vote); or

•	by giving written notice of such revocation to the Secretary of AMIC prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

If your shares are held in street name, you should contact your bank, brokerage firm or other nominee and follow its procedures for changing your voting instructions. You may also vote in person at the meeting if you obtain a legal proxy from your record holder.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to AMIC unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

Who will count the votes?

AMIC’s transfer agent, Registrar and Transfer Company, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR the election of the six nominees to the Board; and

•	FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the six nominees to the Board; and

•	FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm.

Will any other business be conducted at the meeting?

U.S. Securities and Exchange Commission (“SEC”) regulations require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the six nominees as directors. This means that the six nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of AMIC’s independent registered public accounting firm?

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes. Your broker will be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2), without your voting instructions on these items.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of AMIC’s common stock beneficially owned by each director or nominee, the principal executive officer, the principal financial officer, and all directors, nominees and executive officers as a group, as of March 31, 2007. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Number of		Number of Option		Percent
Name	Shares		Shares(1)		of Class(2)

Edward A. Bennett	5,000		95,558		1.19%
Teresa A. Herbert	3,100		30,696			*
Edward Netter	—	(3)	—		—
Myron M. Picoult	1,000		11,112			*
Ronald I. Simon	36,000		36,293			*
Roy T.K. Thung	0		33,334			*
Martin E. Winter	4,500		11,112			*
All directors and executive officers, as a group	54,600	(4)	261,258	(5)	3.73%

(1)	Reflects the number of shares that could be acquired on March 31, 2007 or within sixty days thereafter through the exercise of stock options. The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)	Based on 8,457,890 shares outstanding on March 31, 2007.

(3)	A group consisting of Geneve Holdings, Inc. (“GHI”) and certain of its affiliates are the beneficial owners of 8,155,611 shares of common stock of Independence Holding Company, which represents 53.69% of Independence Holding Company common stock as of March 31, 2007. Mr. Netter, Chairman and a Director of Independence Holding Company, is an executive officer and a Director of GHI. Mr. Netter and members of his family control GHI by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of AMIC’s common stock owned by Independence Holding Company.

(4)	Includes 5,000 shares owned by one executive officer not named in the table above.

(5)	Includes 37,363 shares issuable pursuant to options granted to one executive officers not named in the table above, all of which options are exercisable within 60 days after March 31, 2007.

*	Represents less than 1% of the outstanding Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of AMIC and persons who own more than ten percent of AMIC’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of AMIC’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish AMIC with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and AMIC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to AMIC and written representations from certain reporting persons that no additional reports were required, AMIC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2006.

Significant Stockholders

The following table lists certain persons known by AMIC to own beneficially more than five percent of AMIC’s outstanding shares of common stock as of March 31, 2007.

		Percentage of
		Outstanding Shares
	Common Stock	Beneficially Owned

Independence Holding Company(1)	4,061,640	48.02%

(1)	Based on filings with the Securities and Exchange Commission supplemented by information provided to AMIC in response to a questionnaire. Includes 2,761,154 shares of Common Stock that may be deemed to be beneficially owned by Madison Investors Corp. (“MIC”), and 196,053 shares owned by Madison National Life Insurance Company, Inc. (“MNL”), both wholly owned subsidiaries of Independence Holding Company (“IHC”). The business address of IHC and MIC is 96 Cummings Point Road, Stamford, CT 06902. The business address of MNL is 1241 John Q. Hammons Drive, Madison, WI 53717.

To the best knowledge of AMIC, IHC has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of AMIC common stock.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of AMIC’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board has adopted:

•	a Code of Business Ethics that applies to AMIC’s President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the “Code of Ethics”);

•	a Corporate Code of Conduct that applies to all employees, officers and directors of AMIC and its subsidiaries and affiliates (the “Code of Conduct”); and

•	written charters for its audit and compensation committees (the “Charters”).

The Code of Ethics, Code of Conduct, and the Charters can be found on AMIC’s website at www.americanindependencecorp.com, and are also available in print to any stockholder who requests them. The information on AMIC’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement. The Board of does not anticipate modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on AMIC’s website.

Director Independence

As a company listed on the NASDAQ Global Market, AMIC adopts and uses as its definition of independence the standards for independence set forth in the rules applicable to companies listed on the NASDAQ Global Market (the “NASDAQ Rules”). The Board has determined that four directors (Messrs. Bennett, Picoult, Simon and Winter, collectively “Independent Members”) meet such definition of independence. The remaining directors, Messrs. Netter and Thung, were nominated by IHC pursuant to that certain Stock Agreement, dated as of July 30, 2002, among AMIC, IHC and a subsidiary of IHC pursuant to which, IHC is entitled to nominate at least two directors. Messrs. Netter and Thung are not independent. Since a majority of the Board is comprised of Independent Members, AMIC meets the independence standards in the NASDAQ Rules. For each independent director, after reasonable investigations and in reliance on representations made by such independent director to AMIC, AMIC believes there is no transaction, relationship, or arrangement not disclosed under the caption “Transaction with Related Persons”.

Audit Committee Financial Expert

The Board has determined that at least two member of the Board’s Audit Committee (the “Audit Committee”), Messrs. Winter and Simon, qualify as “audit committee financial experts” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Executive Sessions of Independent Members

Independent Members meet at least twice annually at regularly scheduled executive sessions, in connection with regularly scheduled Board meetings.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to: AMIC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022. Please specify to whom your letter should be directed. The Corporate Secretary of AMIC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by AMIC that is addressed to Board members and request copies of any such correspondence.

Nomination of Director Candidates

The NASDAQ Rules allow that, in lieu of an independent nominating committee, director nominees may be selected by a majority of a company’s independent directors. Given the relatively small size of the Board and the Stock Agreement’s requirements, AMIC believes that it is not necessary or appropriate to form a separate nominating committee and has elected instead to have the Independent Members fulfill these duties.

In selecting candidates for nomination to serve on the Board, the Independent Members begin by determining whether the incumbent directors desire and are qualified to continue their service on the Board. The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving AMIC the benefit of the familiarity and insight into AMIC’s affairs that its directors have accumulated during their tenure, while contributing to the Board’ ability to work as a collective body. Accordingly, it is the policy of the Independent Members, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy AMIC’s criteria for membership on the Board, who the Independent Members believe will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board positions for which the Independent Members will not be re-nominating a qualified incumbent, the Independent Members will solicit recommendations for nominees from persons whom the Independent Members believe are likely to be familiar with qualified candidates, including members of the Board and senior management. The Independent Members will review and evaluate each candidate whom they believe merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by AMIC, the existing composition and mix of talent and expertise on the Board and other factors that they deem relevant. In conducting their review and evaluation, the Independent Members may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates.

By resolution adopted by the Board, AMIC requires that all candidates for director be persons of integrity and sound ethical character, be able to represent all stockholders fairly, have no interests that materially conflict with those of AMIC and its stockholders, have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing AMIC, and have adequate time to devote to service on the Board. Additionally, AMIC requires that (subject to vacancies) a majority of directors be independent as defined under the NASDAQ Rules, that at least three of the directors have the financial literacy necessary for service on the audit committee and at least one of these directors qualify as an “audit committee financial expert,” as defined by applicable SEC rules.

The Independent Members will consider recommendations for director nominations submitted by stockholders entitled to vote in the election of directors. However, the Independent Members will only consider candidates who satisfy the minimum qualifications for director outlined above. In considering a stockholder recommendation, the Independent Members will take into account, among other factors, the size and duration of the recommending stockholder’s ownership interest in AMIC and whether the stockholder intends to continue holding that interest through the annual meeting date. Stockholders should be aware, as discussed above, that it is the general policy of AMIC to re-nominate qualified incumbent directors; and that, absent special circumstances, the Independent Members will not consider other candidates when a qualified incumbent consents to stand for re-election. See “Stockholder Proposals” for procedures to forward stockholder nominations to the Independent Members.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2006, the Board held five meetings. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.

Committees

The Board has an Audit Committee and a Compensation Committee (the “Compensation Committee”). The Audit Committee and the Compensation Committee both consist entirely of non-employee directors who satisfy the independence requirements in the NASDAQ Rules and applicable SEC rules and regulations. AMIC does not have a standing nominating committee, as explained above. Committee memberships are as follows:

Audit Committee	Compensation Committee

Mr. Martin E. Winter (Chairman)	Mr. Ronald I. Simon (Chairman)
Mr. Edward A. Bennett	Mr. Myron M. Picoult
Mr. Myron M. Picoult	Mr. Martin E. Winter
Mr. Ronald I. Simon

Audit Committee.  The principal functions of the Audit Committee are: (i) to select an independent registered public accounting firm; (ii) to review and approve management’s plan for engaging AMIC’s independent registered public accounting firm during the year to perform non-audit services, and consider what effect these services will have on the independence of AMIC’s independent registered public accounting firm; (iii) to review AMIC’s annual financial statements and other financial reports that require approval by the Board; (iv) to oversee the integrity of AMIC’s financial statements, AMIC’s systems of disclosure controls and internal controls over financial reporting and AMIC’s compliance with legal and regulatory requirements; (v) to review the scope of AMIC’s independent registered public accounting firm’s audit plans and the results of their audit; and (vi) to evaluate the performance of AMIC’s internal audit function and independent registered public accounting firm.

The Audit Committee met six times during 2006, principally in connection with its oversight of management’s assessment of internal controls as required under Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and Messrs. Winter and Simon, qualify as “audit committee financial experts” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Compensation Committee.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining the compensation of AMIC’s executive officers and administers AMIC’s 1998 Stock Incentive Plan (“Stock Plan”). During 2006, since no compensation was paid by AMIC to the Chief Executive Officer or other executive officers, the Compensation Committee did not meet.

The Compensation Committee exercises sole authority to determine and approve the Chief Executive Officer’s compensation level. Management’s recommendations as to the form and level of compensation of AMIC’s other executive officers are subject to the approval of the Compensation Committee of the Board. The Committee has not retained a compensation consultant.

Attendance at Annual Meeting of Stockholders

Each AMIC director is expected to be present at the annual meetings of AMIC’s stockholders. Were an AMIC director unable to attend the meeting, AMIC would endeavor to arrange for the director’s participation by teleconference. At last year’s annual meeting, every AMIC director attended in person.

EXECUTIVE OFFICERS

Except for Mr. Thung, who serves as (and is nominated to continue as) a director of AMIC, set forth below is information about each executive officer of AMIC, including such officer’s name, age, all positions and offices held with AMIC and its subsidiaries and principal occupations and business experience during the past five years. AMIC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Ms. Teresa A. Herbert, age 45
Chief Financial Officer and Senior Vice President

Since November 2002, Chief Financial Officer and Senior Vice President; since March 2005, Chief Financial Officer and Senior Vice President of Independence Holding Company (“IHC”); from July 1999 to March 2005, Vice President and Chief Financial Officer of IHC; for more than five years prior to July 1999, Vice President and Controller of IHC; since March 2001, Vice President of Geneve Corporation.

Mr. David T. Kettig, age 48
Chief Operating Officer and Senior Vice President

Since November 2002, Chief Operating Officer and Senior Vice President; since January 2006, Co-Chief Operating Officer and Senior Vice President of IHC; from March 2005 to January 2006, Senior Vice President, General Counsel and Secretary of IHC; for more than five years before March 2005, Vice President, General Counsel and Secretary of IHC; since December 2006, President of Independence American Insurance Company, a wholly owned subsidiary of AMIC (“IAIC”); since November 2002, a director of IAIC.

Mr. Henry B. Spencer, age 67
Vice President — Investments

Since March 2005, Vice President — Investments; for more than five years prior thereto, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co, merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.

Mr. Adam C. Vandervoort, age 32
Vice President, General Counsel and Secretary

Since September 2006, Vice President, General Counsel and Secretary; since September 2006, Vice President, General Counsel and Secretary of IHC; for more than five years prior to September 2006, attorney in private practice. Mr. Vandervoort is licensed to practice law in the states of California, Connecticut and New York.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. Simon, Picoult and Winter served on the Compensation Committee of the Board during fiscal year 2006.

Mr. Simon was the Chief Executive Officer and Chief Financial Officer of AMIC from February 2001 through May 2001.

Transactions with Related Persons

With IHC

IHC and its wholly owned subsidiaries are the beneficial owner of 48.02% of AMIC’s common stock.

Independence American has reinsurance treaties with insurance company subsidiaries of IHC pursuant to which these subsidiaries cede premiums to Independence American. For the year ended December 31, 2006, Independence American assumed premiums of $56,854,000 under these treaties.

Three of AMIC’s subsidiaries earn fees relating to premiums they write on behalf of IHC’s insurance company subsidiaries. These fees amounted to $7,793,000 for 2006.

AMIC and IHC and certain of their respective subsidiaries entered into service agreements pursuant to which one party may charge the other on an hourly or cost basis for services provided by employees of one party to the other. AMIC paid IHC $622,000 during 2006 and $200,000 during the first quarter of 2007 under these agreements. See Note 12 of the Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Review, Approval, or Ratification of Transactions with Related Persons

Under the NASDAQ Rules Section 4350 (h), AMIC is required to conduct an appropriate review on an ongoing basis of all transactions disclosable pursuant to Regulation S-K Item 404 under this caption Transactions with Related Persons for potential conflict of interest situations, and all such transactions must be approved by the Audit Committee or another independent body of the Board of AMIC.

AMIC’s governance documents specifically prohibit various conflict of interests situations and impose disclosure requirements in connection with any potential conflict of interests.

The Audit Committee, with the assistance of AMIC’s Vice President and General Counsel, has reviewed and approved each of the related-party transactions set forth above. AMIC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in respect of 2006, that was not so reviewed and approved.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of six members. All of AMIC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders. The Board proposes that each of the six current directors be reelected to the Board. Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2008 and until his successor is duly elected and qualified.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the six nominees as directors. This means that the six nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, principal occupation, employment during at least the past five years, the year he was first elected an AMIC director and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

		Principal Occupation,
Director, Year First Elected as Director	Age	Business and Directorships

EDWARD A. BENNETT, 1998	60	Non-Executive Chairman of the Board since June 2001; from 2000 to 2001, a Partner of (212) Ventures, a venture capital firm dedicated to investing in infrastructure and wireless internet services and technologies; from 1997 until 2002, President and Chief Executive Officer of Bennett Media Collaborative, a new media, internet and technology consulting company; President and Chief Executive Officer of Prodigy Ventures, an internet/ technology investment firm, from June 1996 to June 1997, and President and Chief Executive Officer of Prodigy Services Corporation, an internet services company, from April 1995 to June 1996; prior to that, President and Chief Executive Officer at VH-1 Networks from 1989 to 1994, and Executive Vice President and Chief Operating Officer at Viacom Cable from 1979 to 1989.
EDWARD NETTER, 2002	74	Chairman of the Board and a Director of IHC since December 1990; Chief Executive Officer of IHC from December 1990 until January 2000; Chairman of the Board since February 1978 and a Director since 1977 of Geneve Corporation (“Geneve”); since January 1998, a Director of The Aristotle Corporation (“Aristotle”), a publicly held company with its principal executive offices in Stamford, Connecticut, which is a leading manufacturer and global distributor of educational, health and agricultural products.

		Principal Occupation,
Director, Year First Elected as Director	Age	Business and Directorships

MYRON M. PICOULT, 2002	65	Since April 2004, a self-employed independent insurance consultant; from July 2002 through April 2004, an advisor working exclusively for Lazard Freres & Company, an investment bank located in New York, New York, with regard to all facets of the insurance industry; from July 1996 through July 2002, a Senior Advisor at Dresdner Klienwort Wasserstein, an investment bank located in New York, New York; from August 1995 to July 1996, a Managing Director and Senior Insurance Analyst for First Manhattan Company, an investment firm located in New York, New York; from June 1979 to June 1995, a Managing Director and Senior Insurance Analyst for Oppenheimer & Company, Inc., an investment bank located in New York, New York; from February 1971 through May 1979, a Limited Partner and Senior Insurance Analyst for Bear, Stearns and Company, an investment bank located in New York, New York.
RONALD I. SIMON, 1995	68	Chairman of the Board from August 1997 until April 1999, Vice Chairman of the Board from April 1999 to February 2001, Acting Chairman of the Board, Chief Executive Officer and Chief Financial Officer from February 2001 through May 2001, Chairman of the Compensation Committee since January 2003, and a member of the Audit Committee since January 2005; from May 1997 through April 2000, Executive Vice President and Chief Financial Officer of Western Water Company, and a Director of the company from September 1999 to September 2001; a Director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, from May 1999 through July 2002, when the company was acquired by Schering, AG; since January 2006, a Director of Cardium Therapeutics, a company formed to acquire and further develop the procedures originally developed by Collateral Therapeutics; from August 2001 through June 2002, Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and Qualcomm, Inc.; from April 2003 through April 2005, Director of BDI Investment Corp., a closely held regulated investment company; from March 2003 through February 2006, a Director of WFS Financial, Inc., one of the nation’s largest independent automobile finance companies.
ROY T.K. THUNG, 2002	63	Since November 2002, Chief Executive Officer and President; Chief Executive Officer, President and a Director of IHC since January 2000; from July 1999 to December 1999, President, Chief Operating Officer and a Director of IHC; from November 1993 to July 1999, Executive Vice President, Chief Financial Officer, Treasurer and a Director of IHC; from October 1993 to July 1999, Executive Vice President and Chief Financial Officer of Geneve; since July 1999, Executive Vice President of Geneve; since June 2002, a Director of Aristotle.

		Principal Occupation,
Director, Year First Elected as Director	Age	Business and Directorships

MARTIN E. WINTER, 2002	53	Chairman of the Audit Committee since December 2002; since September 2003, a Managing Director of Alvarez & Marsal, a global diversified professional services firm, which assists companies to solve problems and unlock value; from 2002 to 2005, Chief Executive Officer of Independent Board Advisory Services (“IBAS”), located in New York, New York, which provides clearly defined solutions and objective financial analysis to audit committees and boards of directors of publicly held companies, and was affiliated with Alvarez & Marsal; from 1988 to September, 2002, a principal (since 1994), Senior Vice President and Director, and Chief Financial Officer and other positions at various times, with MD Sass Investors Services, Inc. and affiliated companies, a privately held investment management firm; for more than five years prior to 2000, Secretary and Treasurer of Corporate Renaissance Group, Inc., a publicly traded business development company.

DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity. The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation. Messrs. Netter and Thung have waived all compensation for their service as directors, including the option grants outlined below.

During 2007, each non-employee (outside) director will be paid:

•	an annual retainer of $25,500;

•	$1,000 per meeting date for each date on which such director attends one or more meetings of the Board or its committees; and

•	$2,500 for service as chairman of the Board or one of its committees.

Equity Award

Pursuant to the Automatic Option Grant Program under the Stock Plan, each individual who is first elected or appointed as a non-employee board member will automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase 6,667 shares of AMIC’s common stock, provided that the individual has not previously been in the employ of AMIC (or any parent or subsidiary of AMIC). In addition, each such individual will automatically be granted one or more additional non-statutory options for 6,667 shares of common stock, with the first such additional 6,667-share option grant to be made at the annual stockholders meeting which is held in the third calendar year after the calendar year in which he received the initial 6,667-share grant, and each such additional 6,667-share grant to be made at every third annual stockholders meeting held thereafter for so long as such individual continues to serve as a non-employee board member. Each such option will have an exercise price per share equal to 100% of the fair market value per share of AMIC’s common stock on the option grant date and a maximum term of ten years measured from the grant date. Each such option will be immediately exercisable for all applicable option shares, and the shares subject to each automatic option grant will vest in six successive equal semi-annual installments upon the optionee’s completion of each six months of board service over the thirty-six month period measured from the option grant date.

Director Summary Compensation

The following table summarizes compensation paid to the Independent Members during 2006:

	Fees Earned
	or Paid	Stock
Name	in Cash	Awards	Total
	($)	($)	($)

Mr. Edward A. Bennett (Chairman)	35,000	—	35,000
Mr. Myron M. Picoult	32,500	—	32,500
Mr. Ronald I. Simon	35,000	—	35,000
Mr. Martin E. Winter	35,000	—	35,000

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

During fiscal year 2006, no compensation was paid by AMIC to any of its executive officers, and all amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions.”

Outstanding Equity Awards at Fiscal Year-End

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable		Price	Date
				($)

Mr. Roy T.K. Thung	33,334	0		$7.80	11/25/2012
Ms. Teresa A. Herbert	13,334	0		$7.80	11/25/2012
	4,896	104	(1)	$7.50	1/28/2013
	6,077	2,257	(2)	$14.01	1/22/2014
	4,375	5,625	(3)	$14.10	3/08/2015

(1)	Such unvested portion vests at a schedule of 104 shares per month subsequent to December 31, 2006,

(2)	Such unvested portion vests at a schedule of 174 shares per month subsequent to December 31, 2006.

(3)	Such unvested portion vests at a schedule of 208 shares per month subsequent to December 31, 2006.

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for determining the compensation of AMIC’s executive officers. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including AMIC’s Chief Executive Officer and AMIC’s Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in AMIC’s 2006 Annual Report on Form 10-K and in this proxy statement.

Potential Payments to Named Executive Officers

Under the terms of AMIC’s stock incentive plans, the Compensation Committee is obligated to make appropriate provision for the holders of awards thereunder in the event of a change in control of AMIC or similar event. The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon AMIC cannot reliably be quantified.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2006 with respect to compensation plans under which shares of AMIC common stock may be issued.

(c)
	(a)		Number of Securities
	Number of	(b)	Remaining Available
	Securities to	Weighted	for Future Issuance
	be Issued upon	Average Exercise	Under Equity
	Exercise of	Price of	Compensation Plans
	Outstanding	Outstanding	Excluding Securities
Plan Category	Options	Options($)	Reflected in Column(a)

Equity compensation plans approved by security holders	491,500	$15.00	5,411,893

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of directors who meet the standards for independence set forth in the NASDAQ Rules. The Audit Committee operates under a written charter adopted, and reviewed annually, by the Board. The Charter was last revised in April 2003, and was reviewed by the Board without change in March 2007. The Audit Committee performed a self-evaluation and review of the performance of the Committee and its members, including a review of the Committee’s compliance with the Charter.

Management of AMIC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal accounting and financial controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing AMIC’s financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 prior to filing such report with the SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in AMIC’s Annual Report on Form 10-K). KPMG’s reports related to the audit of (i) AMIC’s consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee AMIC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2007.

The Audit Committee met with management periodically during the year to consider the adequacy of AMIC’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate Company financial and internal audit personnel and with KPMG. The Audit Committee also discussed with AMIC’s senior management the process used for certifications by AMIC’s chief executive officer and chief financial officer which are required for certain filings with the SEC.

The Audit Committee appointed KPMG as AMIC’s independent registered public accounting firm after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and KPMG, AMIC’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with KPMG its independence from AMIC and its management. The Audit Committee received from KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from AMIC. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable and as the same may have been modified or superceded. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that AMIC’s audited financial statements be included in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Audit Committee Members

Mr. Martin E.Winter, Chairman
Mr. Edward A. Bennett
Mr. Myron M. Picoult
Mr. Ronald I. Simon

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG provided to AMIC during 2006 and 2005:

	2006	2005

Audit fees	$572,800	$596,000

Total	$572,800	$596,000

•	Audit Fees. Represents fees for professional services provided for the audit of AMIC’s annual financial statements, the audit of AMIC’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of AMIC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Before AMIC’s independent registered public accounting firm is engaged by AMIC or any of its subsidiary to render any audit or non-audit services, such engagement is first approved by the Audit Committee of the Board. The Audit Committee has determined that the provision of non-audit services by KPMG may be compatible with maintaining KPMG’s independence.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

KPMG audited AMIC’s annual financial statements for the year ended December 31, 2006. The Audit Committee has appointed KPMG to be AMIC’s independent registered public accounting firm for the year ending December 31, 2007. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of KPMG will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required For Ratification

The Audit Committee is responsible for selecting AMIC’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint KPMG as AMIC’s independent registered public accounting firm for 2007. The Board believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

SEC regulations require stockholders to give advance notice of any proposal intended to be presented at the annual meeting. The deadline for this notice has passed and AMIC has not received any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

AMIC will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, AMIC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. AMIC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2008 Annual Meeting

Stockholder proposals intended to be presented at AMIC’s 2008 annual meeting must be received by AMIC no later than January 16, 2008 to be eligible for inclusion in AMIC’s proxy statement and form of proxy for next year’s meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2008 annual meeting, such proposal must be received by AMIC no later than March 31, 2008. If a stockholder fails to provide timely notice of a proposal to be presented at the 2008 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter. All proposals should be addressed to American Independence Corp., Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

Any proposal concerning recommendation of a candidate for election as a director must be accompanied by the information concerning the stockholder or group of stockholders making the recommendation, the proposed nominee, any relationships between the recommending stockholder and the proposed nominee and the qualifications of the proposed nominee to serve as director, and, further, be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by AMIC if it, in its discretion, decides to do so.

By order of the Board of Directors,

Adam C. Vandervoort
Secretary

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
		AMERICAN INDEPENDENCE CORP.	FOR	With- hold	For all Except

ANNUAL MEETING OF STOCKHOLDERS JUNE 22, 2007		1. To elect six directors (except as instructed below).	☐	☐	☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.		Edward A. Bennett, Edward Netter, Myron M. Picoult, Ronald I. Simon, Roy T. K. Thung, Martin E. Winter
     The undersigned stockholder of American Independence Corp. (the “Company”) hereby appoints Teresa A. Herbert and Adam C. Vandervoort, and each or either of them, the true and lawful proxies, agents and attorneys of the under-signed, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, June 22, 2007 at 10:00 A.M., E.D.T., at the the offices of Paul, Hastings, Janofsky & Walker LLP, located in the Park Avenue Tower, 75 E. 55th Street, New York, NY 10022 and at any adjournment of postponement thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
	2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐	☐	☐
	3.	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above	Co-holder (if any) sign above
The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

+	+

Ã	Detach above card, sign, date and mail in postage paid envelope provided.	Ã
AMERICAN INDEPENDENCE CORP. 485 MADISON AVENUE NEW YORK, NEW YORK 10022
      Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PLEASE DATE, SIGN AND RETURN. YOUR PROMPT ATTENTION WILL BE APPRECIATED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.